UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):         November 15, 2004




                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9318                  13-2670991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


One Franklin Parkway, San Mateo, California                             94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

RESTRICTED STOCK AWARDS
-----------------------

On November 15, 2004, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Franklin Resources, Inc. (the "Company") approved restricted stock awards ("RSA") granting common stock ("Stock") of the Company under the Company's 2002 Universal Stock Incentive Plan (the "2002 USIP") to certain of the Company's executive officers. Each of the following executive officers of the Company received the following number of shares of Stock: Murray
L. Simpson, Executive Vice President and General Counsel: 2,500 shares; James R. Baio, Senior Vice President and Chief Financial Officer: 4,000 shares; Jennifer
J. Bolt, Senior Vice President and Chief Information Officer: 5,000 shares; Leslie M. Kratter, Senior Vice President and Assistant Secretary: 3,000 shares; Penelope S. Alexander, Vice President, Human Resources - U.S.: 3,000 shares; Holly E. Gibson, Vice President, Corporate Communications: 2,000 shares; Barbara
J. Green, Vice President, Deputy General Counsel and Secretary: 900 shares; Kenneth A. Lewis, Vice President and Treasurer: 2,500 shares; Charles R. Sims, Vice President: 3,500 shares and John M. Lusk, Vice President: 3,500 shares.

The Company has entered into a Restricted Stock Award Agreement (the "RSA Agreement") with each of the executive officers listed above. Each RSA awarded to such executive officers of the Company has an effective grant date of November 15, 2004, and shall be fully vested on September 28, 2007, subject to possible acceleration of vesting upon the achievement of certain performance goals as described in the vesting schedule in the Notice of Restricted Stock Award ("Notice of Award"), and acceleration or forfeiture under certain events described in the RSA Agreement.

A copy of the 2002 USIP was filed as Exhibit 10.68 to the Company's Report on Form 10-Q for the quarterly period ended December 31, 2002. A copy of the form of the RSA Agreement and Notice of Award under the 2002 USIP is filed herewith as Exhibit 10.1. Each of the foregoing is incorporated herein by reference.

The following is a summary of the principal terms of the RSA Agreement and Notice of Award, which are qualified in their entirety by reference to Exhibit 10.1:

RESTRICTED STOCK AWARD.

The Company issues to participants, including the executive officers (the "Participant") shares of Stock as set forth in the Notice of Award, subject to the rights of and limitations on Participant as owner as set forth in the RSA Agreement. All shares of Stock issued are deemed to be issued to Participant as fully paid and non assessable shares, and Participant has all rights of a shareholder, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization.

TRANSFER RESTRICTION. No Stock issued to Participant may be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Participant prior to the date on which it becomes vested. Participant is not precluded from exchanging the Stock awarded pursuant to a cash or stock tender offer, merger, reorganization or consolidation. Any securities (including stock dividends and stock splits) received with respect to shares of Stock, which are not yet vested are subject to the RSA Agreement in the same manner and become fully vested at the same time as the Stock with respect to which such additional securities were issued.

VESTING. Participant's interest in the Stock awarded becomes vested and nonforfeitable in accordance with the vesting schedule in the Notice of Award so long as Participant maintains continuous status as an employee of the Company or a subsidiary of the Company. If Participant ceases to maintain continuous status as an employee of the Company or any of its subsidiaries for any reason other than death or disability, all shares of Stock to the extent not yet vested on the date Participant ceases to be a full-time employee are forfeited by Participant.

If Participant dies or in the event of termination of Participant's continuous status as an employee as a result of disability while a full-time employee of the Company or any of its subsidiaries, Participant's interest in all shares of Stock awarded become fully vested and nonforfeitable as of the date of death or termination of employment on account of such disability. Unless changed by the Board, "disability" means that the Participant ceases to be an employee on account of permanent and total disability as a result of which the Participant shall be eligible for payments under the Company's long term disability policy.

The Stock granted to the executive officers listed above shall vest in full on September 28, 2007 unless subject to earlier vesting. An accelerated vesting of the Stock will occur if either or both of the following performance goals (the "Performance Goals") are achieved:

     One-third of the number of shares of Stock granted pursuant to the award (the "First Vesting Shares") shall vest (the "2005 Fiscal Year Operating Income Goal") if Operating Income (as defined below) for the fiscal year of the Company ending September 30, 2005 (the "2005 Fiscal Year") is at least 15% greater than Operating Income for the fiscal year of the Company ended September 30, 2004 (the "2004 Fiscal Year"). This accelerated vesting, if any, will be effective on the later of December 15, 2005 or ten (10) business days after the release of the annual financial statements included in the Company's Annual Report on Form 10-K for the 2005 Fiscal Year (the "First Vesting Date"). If the 2005 Fiscal Year Operating Income Goal is not met by the First Vesting Date, there shall be no acceleration of the vesting of the First Vesting Shares, even if the 2005 Fiscal Year Operating Income Goal is later achieved and such Stock shall vest in accordance with their terms on September 28, 2007.

     One-third of the number of shares of Stock granted pursuant to the award (the "Second Vesting Shares") shall vest (the "2006 Fiscal Year Operating Income Goal") if Operating Income for the fiscal year of the Company ending September 30, 2006 (the "2006 Fiscal Year") is at least 32.25% greater than Operating Income for the 2004 Fiscal Year. This accelerated vesting, if any, will be effective on the later of December 15, 2006 or ten (10) business days after the release of the annual financial statements included in the Company's Annual Report on Form 10-K for the 2006 Fiscal Year (the "Second Vesting Date"). If the 2006 Fiscal Year Operating Income Goal is not met by the Second Vesting Date, there shall be no acceleration of the vesting of the Second Vesting Shares, even if the 2006 Fiscal Year Operating Income Goal is later achieved and such Stock shall vest in accordance with their terms on September 28, 2007.

"Operating Income" with respect to any fiscal year is defined as total operating revenues less total operating expenses determined on a consolidated basis reported in the annual financial statements included in the Company's Annual Report on Form 10-K for such fiscal year.

RESTRICTED STOCK UNIT
---------------------

On November 15, 2004, the Compensation Committee also approved a restricted stock unit award to Ms. Donna Ikeda, Vice President, Human Resources - International. Ms. Ikeda received 3,000 Restricted Stock Units ("Units") under the 2002 USIP.

The Company has entered into a Restricted Stock Unit Award Agreement (the "RSU Agreement") with Ms. Ikeda. Each Unit awarded to Ms. Ikeda shall be fully vested on September 28, 2007, subject to possible acceleration of vesting upon the achievement of certain performance goals as described in the vesting schedule set forth in the Notice of Restricted Stock Unit Award ("Notice of Unit Award"), and acceleration to forfeiture under certain events described in the RSU Agreement.

A copy of the 2002 USIP was filed as Exhibit 10.68 to the Company's Report on Form 10-Q for the quarterly period ended December 31, 2002. A copy of the form of the RSU Agreement and Notice of Unit Award under the 2002 USIP is filed herewith as Exhibit 10.2. Each of the foregoing is incorporated herein by reference.

The following is a summary of the principal terms of the RSU Agreement and Notice of Unit Award, which are qualified in their entirety by reference to
Exhibit 10.2:

RESTRICTED STOCK UNIT AWARD. The Company issues to participants, including Ms. Ikeda, Units as set forth in the Notice of Unit Award, subject to the rights of and limitations on Participant as owner as set forth in the RSU Agreement.

TRANSFER RESTRICTION. The Units may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may designate a beneficiary of the Units in the event of Participant's death. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of Participant.

VESTING. The Units shall become vested in accordance with the vesting schedule in the Notice of Unit Award so long as Participant maintains continuous status as an employee of the Company or a subsidiary.

If Participant ceases to maintain continuous status as an employee of the Company or any of its Subsidiaries for any reason other than death or disability, all Units to the extent not yet vested on the date Participant ceases to be a full-time employee shall be forfeited by Participant.

If Participant dies or in the event of termination of Participant's continuous status as an employee as a result of disability while a full-time employee of the Company or any of its Subsidiaries, the Units awarded shall become fully vested as of the date of death or termination of employment on account of such disability. Unless changed by the Board, "disability" means that Participant ceases to be an employee on account of permanent and total disability as a result of which Participant shall be eligible for payments under the Company's long term disability policy.

The Unit granted to Ms. Ikeda shall vest in full on September 28, 2007 unless subject to earlier vesting. An accelerated vesting of the Unit will occur if either or both of the Performance Goals (which are based on the same vesting schedule and terms described in connection with the RSA's described above-except that the term "Stock" will be replaced with "Units") are achieved.

CONVERSION OF UNITS AND ISSUANCE OF SHARES. Upon each vesting date, one share of Stock shall be issuable for each Unit that vests on such date, subject to the terms and provisions of the 2002 USIP and the RSU Agreement. Thereafter, the Company will transfer such Shares to Participant upon satisfaction of any required tax or other withholding obligations. Any fractional Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional share of Stock.

RIGHT TO SHARES. Participant shall not have any right in, to or with respect to any of the shares of Stock (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the RSU Award until the RSU Award is settled by the issuance of such shares of Stock to Participant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits:

          EXHIBIT NO.          DESCRIPTION

          10.1 Form of Restricted Stock Award Agreement and Notice of Restricted Stock Award under the Company's 2002 Universal Stock Incentive Plan


          10.2 Form of Restricted Stock Unit Award Agreement and Notice of Restricted Stock Unit Award under the Company's 2002 Universal Stock Incentive Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.
                                    (Registrant)


Date: November 19, 2004             /s/ Barbara J. Green
                                    ----------------------------
                                    Barbara J. Green
                                    Vice President, Deputy General Counsel and
                                    Secretary

                                  EXHIBIT INDEX


          EXHIBIT NO.          DESCRIPTION

          10.1 Form of Restricted Stock Award Agreement and Notice of Restricted Stock Award under the Company's 2002 Universal Stock Incentive Plan


          10.2 Form of Restricted Stock Unit Award Agreement and Notice of Restricted Stock Unit Award under the Company's 2002 Universal Stock Incentive Plan